Shareholder Fees (Vanguard FTSE All-World ex-US Small-Cap Index Fund Retail)	Vanguard FTSE All-World ex-US Small-Cap Index Fund Vanguard FTSE All-World ex-US Small-Cap Index Fund - Investor Shares 11/1/2013 - 10/31/2014 USD ($)
Shareholder Fees (fees paid directly from your investment]
Sales charge (load) imposed on purchases	none
Purchase Fee	none
Sales charge (load) imposed on reinvested dividends	none
Redemption Fee	none
Account Service Fee (for certain fund account balances below $10,000)	20